1290 FUNDS®

SUPPLEMENT DATED DECEMBER 1, 2023, TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2023, as supplemented, of 1290 Funds (the “Trust”). You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference.

The purpose of this supplement is to notify you of a change in the address for the Trust and Equitable Investment Management, LLC, the Investment Adviser to each series of the Trust and the Trust’s Administrator.

Effective December 13, 2023, all references to “1290 Avenue of the Americas, New York, New York 10104” are deleted and replaced with 1345 Avenue of the Americas, New York, New York, 10105.

Effective immediately, the back cover of the Prospectus is amended by deleting the fifth paragraph in its entirety and replacing it with the following information:

To order a free copy of the Funds’ SAI and/or Annual and Semi-Annual Reports, request other information about a Fund, or make shareholder inquiries, contact your financial professional, or the Funds by calling 1-888-310-0416 from 8:30 a.m. to 5:30 p.m. (Eastern Time) on any business day.